UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2007

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 SW Market, Suite 1800

Portland, Oregon 97201

(503) 946-1200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Previous independent registered public accounting firm:

(i) On July 13, 2007, Northwest Pipe Company (the “Company”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The Company’s Audit Committee participated in and made the decision to change the Company’s independent registered public accounting firm.

(ii) The reports of PricewaterhouseCoopers on the financial statements of the Company for the fiscal years ended December 31, 2005 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) During the fiscal years ended December 31, 2005 and 2006 and through July 13, 2007, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers would have caused them to make reference thereto in their reports on the financial statements for such years.

(iv) During the fiscal years ended December 31, 2005 and 2006, and through July 13, 2007, there were no reportable events within the meaning of Item 304(a)(1)(v), except for the material weakness in internal control over financial reporting described in the following paragraph.

In its Annual Report on Form 10-K for the year ended December 31, 2006, the Company reported it had a material weakness in the Company’s internal control over financial reporting as a result of a lack, as of December 31, 2006, of effective controls over the accumulation of certain internal costs that were initially capitalized in the Company’s property, plant and equipment account during the combination of the Company’s Riverside and Adelanto facilities. This control deficiency resulted in an audit adjustment to the Company’s annual 2006 consolidated financial statements. The Audit Committee and management have discussed this material weakness with PricewaterhouseCoopers and have authorized PricewaterhouseCoopers to respond fully to any inquiries about the Company’s material weaknesses over financial reporting as may be made by the Company’s successor independent registered public accounting firm.

(v) The Company has requested that PricewaterhouseCoopers furnish the Company with a letter addressed to the SEC stating whether or not PricewaterhouseCoopers agrees with the above statements. A copy of such letter, dated July 13, 2007, is filed as Exhibit 16 to this Form 8-K.

(b) New independent registered public accounting firm:

(i) The Company engaged Deloitte & Touche LLP as its new independent registered public accounting firm as of July 13, 2007. During the fiscal years ended December 31, 2005 and 2006 and through July 13, 2007, the Company has not consulted with Deloitte & Touche regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Deloitte & Touche concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	The following exhibits are filed as part of this report:

16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated July 13, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on July 18, 2007.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ John Murakami
John Murakami, Vice President, Chief
Financial Officer and Secretary